                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


Filed by the Registrant       [X]

Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                BWAY Corporation
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.

     (1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

     (5)  Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

________________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

     (3)  Filing Party:

________________________________________________________________________________

     (4)  Date Filed:

________________________________________________________________________________

                                    [Logo]
                         8607 ROBERTS DRIVE, SUITE 250
                            ATLANTA, GEORGIA 30350


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of BWAY Corporation (the "Company"), which will be held on Friday, February 19, 1999, at 1:00 p.m., local time, at the Company's facility at Highway 84, Homerville, Georgia 31634.

     The Notice of Meeting, Proxy Statement, Proxy Form and Annual Report of the Company are included with this letter. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

     It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy Form and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.


                              Sincerely,


                              /s/ BLAIR G. SCHLOSSBERG
                              Blair G. Schlossberg
                              General Counsel and Secretary

                                    [Logo]
                         8607 ROBERTS DRIVE, SUITE 250
                            ATLANTA, GEORGIA 30350


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   ----------------------------------------

     The Annual Meeting of Stockholders of BWAY Corporation (the "Company") will be held on Friday, February 19, 1999, at 1:00 p.m., local time, at the Company's facility at Highway 84, Homerville, Georgia 31634 to consider and take action with respect to the following matters:

     1. The election of three directors to hold office for a term of three years;

     2. The approval of the third amendment and restatement of the Company's 1995 Long-Term Incentive Plan;

     3. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending October 3, 1999; and

     4. The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Holders of record of the Company's Common Stock at the close of business on January 5, 1999 are entitled to receive notice of and to vote on all matters presented at the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company's principal executive offices, 8607 Roberts Drive, Suite 250, Atlanta, Georgia 30350, and at the location of the meeting set forth above, in each case for a period of 10 days prior to the meeting.


                              By Order of the Board of Directors


                              /s/ BLAIR G. SCHLOSSBERG
                              Blair G. Schlossberg
                              General Counsel and Secretary


January 14, 1999


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. IN ADDITION, YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY DELIVERY OF A LATER-DATED PROXY.

                                    [Logo]
                         8607 ROBERTS DRIVE, SUITE 250
                            ATLANTA, GEORGIA 30350

                         _____________________________

                                PROXY STATEMENT
                         _____________________________


                        Annual Meeting of Stockholders
                                 to be held on
                               February 19, 1999

                         _____________________________


     This proxy statement (this "Proxy Statement") is being furnished to the holders of common stock, par value $0.01 per share (the "Common Stock"), of BWAY Corporation (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the annual meeting of stockholders to be held on February 19, 1999 at 1:00 p.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to elect three directors to the Board, to approve the third amendment and restatement of the Company's 1995 Long-Term Incentive Plan and to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the 1999 fiscal year.

     This Proxy Statement, the Proxy Form and the Company's Annual Report to Stockholders, which includes portions of the Company's Annual Report on Form 10-K for the Fiscal Year ended September 27, 1998, are being mailed on or about January 14, 1999 to holders of record of the Common Stock at the close of business on January 5, 1999.

     If the enclosed proxy form (the "Proxy Form") is properly signed, dated and returned to the Company, the individuals identified as proxies thereon will vote the shares represented by the Proxy Form in accordance with the directions noted thereon. If no direction is indicated, the proxies will vote FOR the election of the nominees named herein as directors, FOR the approval of the third amendment and restatement of the Company's 1995 Long-Term Incentive Plan and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the 1999 fiscal year. The Company's management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are presented, all proxies will be voted in accordance with the recommendations of the Company's management.

     Returning your completed Proxy Form will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. In addition, you may revoke your proxy any time before it is voted by written notice to the Secretary of the Company prior to the Annual Meeting at the Company's principal executive offices at the address above or by submission of a later-dated proxy.

     Each outstanding share of Common Stock entitles the holder thereof to one vote on each matter to come before the Annual Meeting. As of January 5, 1999, there were 9,310,818 shares of Common Stock outstanding. The presence in person or by proxy of a majority of the shares of Common Stock outstanding will constitute a quorum for the transaction of business. Pursuant to Delaware law, abstentions are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Under Delaware law, broker "non-votes" are considered present but not entitled to vote, and thus will be counted in determining the existence of a quorum but will not be counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.


PROPOSAL 1


                             ELECTION OF DIRECTORS

     The Company's by-laws provide that the size of the Board shall be fixed from time to time by resolution of the Board and that vacancies on the Board may be filled by the remaining directors. The Board currently consists of eight directors, who are divided into three classes, each consisting of three directors, who serve staggered three-year terms. Class I consists of James W. Milton, John E. Jones and John W. Puth, whose terms expire at the 1999 Annual Meeting. Class II consists of John T. Stirrup and Jean-Pierre M. Ergas, whose terms expire at the 2000 Annual Meeting, and one vacant directorship. The Board has not yet identified and nominated any person to fill the vacant Class II directorship. When the Board identifies a person to fill the vacant Class II directorship it will appoint that person to serve on the Board until the 2000 Annual Meeting. Class III consists of Warren J. Hayford, Thomas A. Donahoe and Alexander P. Dyer, whose terms expire at the 2001 Annual Meeting. Each director is elected to serve for the remaining term of any vacancy filled by the director or for a three-year term (if elected at an annual meeting of stockholders) or until a successor is duly elected.

     Messrs. Milton, Jones and Puth have been nominated for re-election at the Annual Meeting as Class I directors. See "Management--Nominees for Director" and "Management--Continuing Directors" for information with respect to Messrs. Milton, Jones and Puth and the continuing directors of the Company. The Company believes that each nominee is willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent Board may or may not select a substitute nominee. If a substituted nominee is selected, all proxies will be voted for the person selected.

     Directors will be elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of shares represented in person or by proxy. There is no cumulative voting as to any matter, including the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.

PROPOSAL 2


                APPROVAL OF THE THIRD AMENDMENT AND RESTATEMENT
                OF THE COMPANY'S 1995 LONG-TERM INCENTIVE PLAN

INTRODUCTION

     The Board initially adopted in May 1995, and the stockholders initially approved in June 1995, two equity-based incentive plans: the Company's 1995 Long-Term Incentive Plan (the "Original Plan") and the Formula Plan for Non-Employee Directors (the "Formula Plan"). The Original Plan provided for the issuance of an aggregate of 735,000 shares of Common Stock (after giving effect to the 3-for-2 split of the Company's Common Stock on September 22, 1997 (the "Stock Split")) for a wide array of equity-based incentive grants for certain directors, officers, employees and consultants of the Company and its subsidiaries. The Formula Plan provided for the issuance of an aggregate of 150,000 shares of Common Stock (after giving effect to the Stock Split) underlying options granted pursuant to a pre-determined formula to those directors who were not permitted to participate in the Original Plan. Options to acquire 45,000 shares of Common Stock (after giving effect to the Stock Split) have been granted pursuant to the Formula Plan.

     In response to the promulgation by the Securities and Exchange Commission (the "SEC") of an amendment to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which amendment became effective in August 1996, the Board (i) approved the first amendment and restatement of the Original Plan and (ii) froze the Formula Plan with respect to any future grants thereunder. The stockholders approved the first amendment and restatement of the Original Plan in February 1997. The first amendment and restatement of the Original Plan authorized the Board to issue an aggregate of 1,125,000 shares of Common Stock (after giving effect to the Stock Split) and permitted non-employee directors to participate in grants under the Current Plan while they serve on the Management Resources, Nominating and Compensation Committee of the Board, which authorizes those grants.

     In November 1997, the Board approved the second amendment and restatement of the Original Plan (as so amended and restated, the "Current Plan"). The stockholders approved the Current Plan in February 1998. The Current Plan authorizes the Board to issue an aggregate of 1,425,000 shares of Common Stock and grants the Management Resources, Nominating and Compensation Committee authority to permit participants in the Current Plan to more freely transfer certain options granted under the Current Plan under certain circumstances.

     The Board has approved the third amendment and restatement of the Current Plan (as so amended and restated, the "Amended Plan") and directed that the Amended Plan be submitted for approval by the Company's stockholders at the Annual Meeting. The Amended Plan authorizes the Board to issue an aggregate of 1,825,000 shares of Common Stock, which is 400,000 more shares of Common Stock than are authorized under the Current Plan. The Board approved the Amended Plan to increase the number of shares of Common Stock available for equity-based incentive grants to enable the Company to continue to attract, motivate and retain qualified employees, officers, directors and consultants. The Company does not pay any cash compensation to directors. Instead, the Company utilizes equity-based incentives to motivate and compensate directors.

     The summary of the Amended Plan that appears below is qualified by reference to the full text of the Amended Plan, a copy of which may be obtained from the Company at no charge.

TERM

     The Amended Plan will terminate on May 31, 2005 unless sooner terminated by the Board. Termination of the Amended Plan will not affect grants made prior to termination, but no grants will be made after termination.


ADMINISTRATION

     The Amended Plan is administered by the Management Resources, Nominating and Compensation Committee, which must consist of at least two non-employee directors, as defined in Rule 16b-3 under the Exchange Act. Currently, the Management Resources, Nominating and Compensation Committee consists of Messrs. Dyer, Donahoe, Ergas, Jones and Puth. Subject to the terms of the Amended Plan, the Management Resources, Nominating and Compensation Committee has been authorized to (i) select persons to participate in the Amended Plan, (ii) determine the form and substance of grants, and the conditions and restrictions, if any, subject to which grants will be made under the Amended Plan, (iii) interpret the Amended Plan and (iv) adopt, amend or rescind such rules and regulations for carrying out the Amended Plan as the Management Resources, Nominating and Compensation Committee deems appropriate.

ELIGIBILITY

     Directors (including non-employee directors), officers, employees and consultants of the Company and its subsidiaries selected by the Management Resources, Nominating and Compensation Committee may participate in the Amended Plan. A grant of any type made under the Amended Plan in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such person in that year or subsequent years.

SECURITIES SUBJECT TO THE AMENDED PLAN

     An aggregate of 1,825,000 shares of Common Stock may be issued pursuant to the Amended Plan (1,425,000 shares were authorized under the Current Plan). The shares to be delivered under the Amended Plan may consist, in whole or in part, of authorized but unissued shares of Common Stock not reserved for any other purpose or treasury shares. If any grant made pursuant to the Amended Plan terminates unexercised, becomes unexercisable or is forfeited as to any shares of Common Stock, such unpurchased or forfeited shares shall thereafter be available for grant unless, in the case of stock options granted under the Amended Plan, related stock appreciation rights ("SARs") are exercised. In the event of any changes in the Common Stock, such as stock splits or other similar events described in the Amended Plan, the Management Resources, Nominating and Compensation Committee shall make appropriate adjustments in the number and kind of shares subject to grants theretofore made to participants, in the exercise price per share of stock options theretofore granted to participants and in the number and kinds of shares which may be distributed under the Amended Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a change in control of the Company (as defined in the Amended Plan) is to occur, all of the Company's obligations regarding options, SARs, performance awards and restricted stock that were granted thereunder and that are outstanding on the date of such event shall, on terms approved by the Management Resources, Nominating and Compensation Committee, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash). The last reported sales price of the Common Stock on January 7, 1999 was $15.9375. Based upon this price per share for the Company's Common Stock, the aggregate market value of 9,310,818 shares of Common Stock is $148,391,161.

EFFECT OF TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL ON GRANTS

     If a participant dies or becomes disabled, all of the participant's options and SARs shall become fully vested and exercisable and shall remain so for a period of one year from the date of termination of service to the Company, but in no event after the expiration date of the option. Notwithstanding the foregoing, if the disability giving rise to such termination is not within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), ISOs (as defined below) not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as ISOs and will be treated as NQOs (as defined below) under the Amended Plan if required to be so treated under the Code.

     If a participant retires as a director, officer, employee or consultant,
(A) all of his or her options and SARs that were exercisable on the date of retirement shall remain exercisable for, and shall terminate at the end of, a period of up to five years after the date of retirement, but in no event after the expiration date of the option; provided that the participant does not compete with the Company (as described in the Amended Plan) without the consent of the Board or the Management Resources, Nominating and Compensation Committee during such five year period and (B) all of the participant's options and SARs that were not exercisable on the date of retirement shall be forfeited immediately upon his or her retirement. Notwithstanding the foregoing, ISOs not exercised by such participant within 90 days after retirement will cease to qualify as ISOs and will be treated as NQOs under the Amended Plan if required to be so treated under the Code.

     If a participant ceases to be a director, officer, employee or consultant of the Company due to cause, all of his or her options and SARs shall be forfeited immediately upon such cessation. The Amended Plan defines "cause" as conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a subsidiary, or conduct that has caused demonstrable and serious injury to the Company or a subsidiary, monetary or otherwise, or willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company.

     Unless otherwise determined by the Management Resources, Nominating and Compensation Committee, if a participant ceases to be a director, employee or consultant of the Company or a subsidiary for any reason other than death, disability, retirement or cause, (A) all of his or her options and SARs that were exercisable on the date of termination shall remain exercisable for, and shall terminate at the end of, a period of 90 days after the date of such termination, but in no event after the expiration date of the option; provided that participant does not compete with the Company (as described in the Amended
Plan) without the consent of the Board or the Management Resources, Nominating and Compensation Committee during such 90-day period, and (B) all of the participant's options and SARs that were not exercisable on the date of such termination shall be forfeited.

     If there is a change in control of the Company (as described in the Amended
Plan), all of the participant's options and SARs shall become fully vested and exercisable.

STOCK OPTIONS

     The Amended Plan authorizes grants of stock options to participants from time to time as determined by the Management Resources, Nominating and Compensation Committee. Options granted under the Amended Plan may be Incentive Stock Options ("ISOs") as described in Section 422 of the Code, Non-

Qualified Stock Options ("NQOs"), or any combination thereof. In any one calendar year, the Management Resources, Nominating and Compensation Committee may not grant to any one participant options to purchase more than 375,000 shares of Common Stock. The option price shall be established by the Management Resources, Nominating and Compensation Committee, except that in the case of an ISO, the option price may not be less than the fair market value of the shares of Common Stock of the Company subject to such option at the close of the market on the day next preceding the grant of the option unless otherwise permitted by
Section 422 of the Code. In the case of an ISO granted to an employee who owns stock representing more than ten percent of the voting power of the Company, the option price may not be less than 110% of such fair market value. Options will become exercisable at such times and in such installments as the Management Resources, Nominating and Compensation Committee shall determine, but the option may not be exercisable in whole or in part, (i) in the case of an NQO or ISO, more than ten years from the date it is granted or (ii) in the case of an ISO granted to an employee who owns stock representing more than ten percent of the voting power of the Company, more than five years from the date it is granted if required by the Code. Payment for shares received upon exercise of a stock option may be made in cash or, in the discretion of the Management Resources, Nominating and Compensation Committee, in shares of Common Stock, in a combination of cash and shares, by delivery of the optionee's promissory note or by special arrangement through a broker selected by the Management Resources, Nominating and Compensation Committee.

     Unless otherwise determined by the Management Resources, Nominating and Compensation Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of the option) to satisfy in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option. For purposes of this election, the fair market value of the shares to be withheld or delivered will be the fair market value as of the close of the market on the day next preceding the date the amount of tax to be withheld is determined. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable.

STOCK APPRECIATION RIGHTS

     The Amended Plan authorizes the Management Resources, Nominating and Compensation Committee to affix stock appreciation rights to stock options either at the time the option is granted or, in the case of an NQO, at any date (prior to the option expiration) thereafter. The Amended Plan does not permit the grant of stand alone SARs. SARs give an option holder the right to surrender all or a portion of the option and receive from the Company a payment, in shares of Common Stock, cash or a combination thereof (as determined by the Management Resources, Nominating and Compensation Committee), equal to the difference between the option exercise price and the fair market value at the time of surrender. SARs are exercisable only to the extent that the related options are exercisable. The exercise of any option will result in an immediate forfeiture of its related SAR, and the exercise of an SAR will cause an immediate forfeiture of the related option.

RESTRICTED STOCK

     Shares of restricted Common Stock may be awarded to participants from time to time as determined by the Management Resources, Nominating and Compensation Committee under the Amended Plan. The Management Resources, Nominating and Compensation Committee will determine the restrictions on such shares and the duration of such restrictions (which shall be at least one year). Participants will be required to deposit the shares with the Company during the period of any restriction thereon and, except as otherwise provided by the Management Resources, Nominating and Compensation Committee, during any such period of restriction participants shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote. Unless otherwise provided by the Management Resources, Nominating and Compensation Committee, all restrictions on shares of Common Stock shall lapse on a change in control of the Company or on the termination of a participant's employment due to death, disability or retirement with the consent of the Company. On termination of a participant's employment for any other reason, all restricted stock granted to such person on which the restrictions have not lapsed shall be forfeited to the Company.

PERFORMANCE AWARDS

     The Amended Plan permits grants of performance awards to participants from time to time as determined by the Management Resources, Nominating and Compensation Committee. Performance awards may include specific dollar value target awards, performance units and performance shares. The value of a performance unit granted under the Amended Plan shall be determined by the Management Resources, Nominating and Compensation Committee at the time of grant, while the value of a performance share shall be equal to the fair market value of a share of Common Stock. The Management Resources, Nominating and Compensation Committee will establish the time periods over which performances will be measured (the "performance cycle") and the performance goals for each performance cycle. The Management Resources, Nominating and Compensation Committee may adjust performance goals and objectives for any cycle for such reasons as it deems appropriate. The value of a performance award or the portion of a performance award that is actually earned by participants, or both, shall be determined by the Management Resources, Nominating and Compensation Committee based upon the extent to which the performance goals are attained. Payment of earned performance awards may be made to participants in cash, shares of Common Stock or a combination thereof, as determined by the Management Resources, Nominating and Compensation Committee.

TRANSFERABILITY

     Except as set forth in the next sentence, and unless the agreement pursuant to which a grant is made provides otherwise, an option, SAR, performance award or restricted stock granted under the Amended Plan (i) shall not be transferable by an employee other than by operation of a death beneficiary designation made by the participant in accordance with rules established by the Management Resources, Nominating and Compensation Committee, by will or by the applicable laws of descent and distribution and (ii) shall be exercisable during the employee's lifetime only by him or her or his or her guardian or legal representative. Notwithstanding the foregoing, except to the extent that it would cause the Amended Plan to fail to meet the conditions required to be met under Rule 16b-3 under the Exchange Act, the Management Resources, Nominating and Compensation Committee shall have the power and authority to provide, as a term of any NQO granted under the Amended Plan, that such NQO may be transferred without consideration by the optionee, as applicable, to a member or members of his or her immediate family and/or to a trust or trusts for the benefit of an immediate family member or family members. In contrast, the Current Plan provided that (i) no option, SAR, performance award or restricted stock granted under the Current Plan could be transferred by an employee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code and (ii) an option, SAR or performance award may be exercised only by the optionee or grantee thereof or his guardian or legal representative, provided that ISOs could be exercised by such guardian or legal representative only if permitted by the Code.

AMENDMENT OR SUBSTITUTION OF AWARDS

     The Management Resources, Nominating and Compensation Committee may amend the terms of any outstanding award under the Amended Plan from time to time in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent, unless the Management Resources, Nominating and Compensation Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Management Resources, Nominating and Compensation Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, on the Amended Plan or on any award under the Amended Plan. However, the Management Resources, Nominating and Compensation Committee may not reduce the exercise price of an outstanding option. The Management Resources, Nominating and Compensation Committee may, in its discretion, permit holders of awards under the Amended Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Amended Plan.

     The Management Resources, Nominating and Compensation Committee may amend or modify the grant of any outstanding option, SAR, performance award, or restricted stock in any manner to the extent that the Management Resources, Nominating and Compensation Committee would have had the authority to make such grant as so modified or amended, including without limitation to change the date or dates as of which (i) an option or SAR becomes exercisable, (ii) a performance award is to be determined or paid or (iii) restrictions on shares of Common Stock issued pursuant to the Amended Plan are to be removed. No modification may be made that would materially adversely affect any grant previously made under the Amended Plan without the approval of the grantee. The Management Resources, Nominating and Compensation Committee may make minor or administrative modifications to the Amended Plan as well as modifications that may be dictated by requirements of federal or state laws applicable to the Company or that may be authorized or made desirable by such laws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is intended only as a brief summary of the Federal income tax rules relevant to recipients of awards under the Amended Plan and does not purport to be a complete enumeration or analysis of all potential relevant tax effects. These rules are highly technical and subject to change in the future. It is accordingly recommended that all award recipients consult their own tax advisors concerning federal, state, local and foreign income and other tax considerations relating to such awards and rights thereunder. In particular, it is recommended that each award recipient consult his or her own tax advisor as to the AMT (as defined below) consequences of an award and the special tax considerations for a 16(b) Person (as defined below) and whether and when to make a Section 83(b) Election (as defined below), using a stock swap or stock withholding, utilizing financial assistance from the Company or receiving an award in connection with a deferral of compensation.

     Nonqualified Stock Options. An optionee does not recognize any taxable income, and the Company is not entitled to a deduction, upon the grant of an NQO. Upon the exercise of an NQO, the optionee recognizes ordinary income (subject to wage and employment tax withholding) equal to the excess of the fair market value of the shares acquired over the option price. The amount of such excess is generally determined by reference to the fair market value of the Common Stock on the date of exercise. However, in the case of an optionee subject to six month short-swing profit liability under Section 16(b) of the Exchange Act (a "16(b) Person") (typically, officers, directors and major stockholders of the Company), such excess is determined by using the fair market value on the date of exercise (or, if later, the date six months after the date of grant unless such optionee elects to be taxed based on the fair market value of the Common Stock on the date of exercise by filing an appropriate election with the Internal Revenue Service within 30 days after the exercise date (a "Section 83(b) Election")). An optionee's basis in the stock received is equal to such stock's fair market value on the date of exercise (or on the date six months after the date of grant, if later, in the case of an optionee who is a 16(b) Person and who makes no Section 83(b) Election). Generally, the Company is entitled to a deduction equal to the compensation taxable to the optionee.

     If an optionee sells shares acquired pursuant to the exercise of an NQO, the optionee will recognize capital gain or loss equal to the difference between the selling price of the shares and the optionee's basis in the shares. Such capital gain or loss is long-term or short-term, depending on whether the optionee has held the shares for more than one year. In the case of an optionee who is a 16(b) Person and who makes no Section 83(b) Election, any such capital gain will be long-term only if the stock has been held for more than one year after the later of the exercise date or the date six months after the date of grant. The Company is not entitled to any deduction with respect to any capital gain recognized by the optionee.

     Capital losses on the sale of such shares may be used to offset capital gains. The net capital gain of an individual taxpayer is subject to a maximum rate of 20% for the sale of capital assets held more than one year or a maximum rate of 39.6% (the maximum ordinary income tax rate) for the sale of capital assets held one year or less. If capital losses exceed capital gains, then up to $3,000 of the excess losses may be deducted from ordinary income. Remaining capital losses may be carried forward to future tax years.

     Incentive Stock Options. In general, an optionee does not recognize taxable income on the grant or exercise of an ISO. However, the excess of the stock's fair market value on the exercise date (the fair market value on the exercise date or six months after the date of grant, whichever is later, is likely to govern in the case of a 16(b) Person who makes no Section 83(b) Election) over the option price will be included in the optionee's alternative minimum taxable income and thereby may subject the optionee to an alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his or her ISO with which to pay such tax. Upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO (i) more than one year after the date of exercise, and
(ii) more than two years after the date of grant (the "Required Holding Periods"), the optionee recognizes long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or a disposition of stock received upon the exercise of an ISO after the Required Holding Periods have been satisfied.

     If an optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the Required Holding Periods (a "Disqualifying Disposition"), the difference between the exercise price of such shares and the lesser of (i) the fair market value of the shares upon the date of exercise (the fair market value on the exercise date or six months after the date of grant, whichever is later, is likely to govern in the case of a 16(b) Person who makes no Section 83(b) Election), or (ii) the selling price, will constitute compensation taxable to the optionee as ordinary income. Generally, the Company is allowed a corresponding tax deduction equal to the amount of compensation taxable to the optionee. If the selling price of the stock exceeds the fair market value on the exercise date (or six months after the date of grant, if later, in the case of a 16(b) Person who makes no Section 83(b) Election), the excess will be taxable to the optionee as capital gain (long-term or short-term, depending upon whether the optionee held the stock for more than one year). The Company is not allowed a deduction with respect to any such capital gain recognized by the optionee.

     Use of Common Stock to Pay Option Price. If an optionee delivers previously-acquired Common Stock, however acquired, in payment of all or part of the option price of an NQO, the optionee will not, as a result of such delivery, be required to recognize as taxable income or loss any appreciation or depreciation in the value of the previously-acquired Common Stock after its acquisition date. The optionee's tax basis in, and holding period for, the previously-acquired Common Stock surrendered carries over to an equal number of the option shares received on a share-for-share basis. The fair market value of the shares received in excess of the shares surrendered constitutes compensation taxable to the optionee as ordinary income. Such fair market value is determined on the date of exercise, except in the case of 16(b) Persons as discussed above. The tax basis for such shares is equal to their fair market value as so determined, and with respect to such shares, the holding period begins on the date on which the fair market value of such shares is determined. Generally, the Company is entitled to a tax deduction equal to the compensation income recognized by the optionee.

     If an optionee delivers previously-acquired Common Stock (other than stock acquired upon exercise of an ISO and not held for the Required Holding Periods) in payment of all or part of the option price of an ISO, the optionee will not be required to recognize as taxable income or loss any appreciation or depreciation in the value of the previously-acquired Common Stock after its acquisition date. The optionee's tax basis in, and holding period (for capital gain, but not Disqualifying Disposition, purposes) for the previously-acquired stock surrendered carries over to an equal number of the option shares received on a share-for-share basis. Shares received in excess of the shares surrendered have a tax basis equal to the amount paid (if any) in excess of the previously-acquired shares used to pay the exercise price, and such shares' holding period will begin on the date of exercise (with the possible exception of 16(b) Persons). Proposed regulations provide that where an ISO is exercised using previously-acquired stock, a later Disqualifying Disposition of the shares received will be deemed to have been a disposition of the shares having the lowest basis first.

     If an optionee pays the exercise price of an ISO in whole or in part with previously-acquired Common Stock that was acquired upon the exercise of an ISO and that has not been held for the Required Holding Periods, the optionee will recognize ordinary income (but not capital gain) under the rules applicable to Disqualifying Dispositions. The Company will be entitled to a corresponding deduction. The optionee's basis in the shares received in exchange for the shares surrendered will be increased by the amount of ordinary income recognized by the optionee.

     Stock Appreciation Rights. A grantee does not recognize any taxable income, and the Company is not entitled to a deduction, upon the grant of an SAR. Upon the exercise of an SAR, the grantee will recognize ordinary income equal to the amount of (i) cash payable to the grantee (if any) and (ii) the fair market value of the Common Stock distributed to the grantee (if any) by reason of such exercise.

     Restricted Stock. An officer, employee or other individual who receives Common Stock pursuant to a restricted stock award should not recognize any taxable income upon the receipt of such award unless he or she makes a Section 83(b) Election. Instead, the recipient should recognize taxable compensation income at the time his or her interest in such shares is no longer subject to the repurchase option imposed by the Amended Plan, in an amount equal to the fair market value of such shares at such time minus the amount, if any, paid for such shares. The tax basis of such shares to the recipient should be equal to the amount includable in his or her gross income as compensation, and his or her holding period for such shares should normally commence on the day following the date on which such shares are no longer subject to the repurchase option imposed by the Amended Plan. Dividends paid on restricted stock awards should be included as compensation for federal income tax purposes when received. In lieu of being taxed under the foregoing rules, the recipient may elect to be taxed on compensation income equal to the fair market value of the shares on the award date minus the amount, if any, paid for such shares by making a Section 83(b) Election no later than 30 days after the award date. If a recipient makes a Section 83(b) Election, his or her tax basis in his or her shares should be equal to the amount includable in his or her gross income as compensation plus the amount, if any, paid for such shares, and his or her holding period in the shares should begin on the day following the award date.

     Performance Awards. An officer, employee or other individual to whom a performance unit is made should recognize no taxable income at the time such award is made. Such person should recognize taxable income, however, at the time cash is paid to him or her pursuant to such award, and the amount of such income should be the amount of such cash.

     Limits on Company Deductions. The company for which an individual is performing services will generally be allowed to deduct amounts that are includable in the income of such person as ordinary compensation income at the time such amounts are so includable, provided that such amounts qualify as reasonable compensation for personal services actually rendered. However, if, in any taxable year, an employee's total compensation from the Company exceeds $1 million, compensation in excess of $1 million that would otherwise be deductible by the Company may not be tax deductible under Code Section 162(m) if such employee is a "covered employee" at the time the compensation is included in the employee's taxable income. An employee is a covered employee if he or she is the chief executive officer or one of the four most highly compensated employees employed by the Company at the end of the taxable year, whose compensation is required to be disclosed under the Exchange Act at the end of the Company's taxable year. Compensation that is "performance-based" within the meaning of Code Section 162(m) is excluded from the calculation of taxable income subject to the $1 million deduction limit. The Company intends that compensation realized upon the exercise of an option or SAR granted under the Amended Plan be regarded as "performance-based" under Code Section 162(m) and that such compensation be deductible without regard to the limits of Code
Section 162(m).

     The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock represented in person or by proxy is required for approval of the third amendment and restatement of the Original Plan; provided that the total vote cast on this proposal represents a majority of shares of Common Stock entitled to vote. Stockholder approval of the third amendment and restatement of the Original Plan is required for grants of options and SARs made pursuant to the Amended Plan to qualify as performance-based compensation deductible by the Company without limitation under Section 162(m) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE THIRD AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1995 LONG-TERM INCENTIVE PLAN.

PROPOSAL 3


         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of Deloitte & Touche LLP to serve as independent auditors of the Company with respect to the 1999 fiscal year to examine the financial statements of the Company for the fiscal year ending October 3, 1999 and to perform other appropriate accounting services.

     Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, other independent public accountants will be considered by the Board of Directors upon recommendation by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 1999.

                                  MANAGEMENT

     The following sets forth certain information as of December 31, 1998, with respect to the Company's nominees for director, the Company's continuing directors, and certain officers of the Company and certain of its subsidiaries (including all executive officers of the Company). Officers of the Company serve at the discretion of the Board of Directors.


NOMINEES FOR DIRECTOR

     JAMES W. MILTON                                                    Age:  59
     James W. Milton has served as Executive Vice President and a director of the Company since May 1996 and as President and a director of Milton Can Company, Inc. ("MCC") since October 1996. MCC is a subsidiary of the Company that acquired the assets of the aerosol can business of Ball Metal Food Container Corporation in October 1996. From May 1996 to October 1996, Mr. Milton also served as President of Brockway Standard (New Jersey), Inc. ("BSNJ"). Prior thereto, Mr. Milton held several positions, including President, at Milton Can Company, Inc. (a former entity separate from MCC that was merged with and into BSNJ) ("Milton Can") from 1963 until it merged with and into BSNJ in May 1996. Mr. Milton also served as Vice President of Van Dorn Company from 1983 to 1988 and as a director of Van Dorn Company from 1984 to 1988. Mr. Milton is a trustee of New Jersey Business and Industry Association and is a director of Can Manufacturers Institute, New Jersey Manufacturers Re-Insurance Company, New Jersey Manufacturers Insurance Company and Norton & Son.

     JOHN E. JONES                                                      Age:  64
     John E. Jones has served as a director of the Company since August 1996. From 1989 until his retirement in 1996, Mr. Jones served as Chairman, President and CEO of CBI Industries, Inc. Mr. Jones is a director of Allied Products Corporation, Amsted Industries, Inc., Interlake Corp., NICOR Inc. and Valmont Industries, Inc. Mr. Jones also serves as Trustee or Director on a number of not-for-profit entities, including: The Robert Crown Center, Glenwood School for Boys, IMSA, Rush-Presbyterian-St. Luke's Medical Center and Brookfield Zoo.

     JOHN W. PUTH                                                       Age:  69
     John W. Puth has served as a director of the Company since August 1995. Since December 1987, Mr. Puth has served as President of J.W. Puth Associates, an industrial consulting firm. From 1983 to 1987, Mr. Puth was Chairman and President of Clevite Industries, Inc., a manufacturer of industrial products. From 1975 to 1983, Mr. Puth was President and Chief Executive Officer of Vapor Corporation. Mr Puth is a director of Allied Products Corporation, A.M. Castle & Co., L.B. Foster Company, Lindberg Corporation and USFreightways Corporation as well as several privately-held corporations.

CONTINUING DIRECTORS

     WARREN J. HAYFORD                                                  Age:  69
     Warren J. Hayford has been Chairman of the Board and Chief Executive Officer of the Company since 1989. Mr. Hayford is also Chairman of the Board and Chief Executive Officer of Brockway Standard, Inc. ("BSI"), a wholly-owned subsidiary of the Company. Mr. Hayford has held a number of senior positions within the packaging industry over the past thirty-five years including President and Chief Operating Officer of Gaylord Container Corporation ("Gaylord"), a manufacturer of paper packaging products, 1986 to 1988, and Vice Chairman of Gaylord, 1988 through 1992. Prior to Gaylord, Mr. Hayford served as President and a director of Gencorp, Inc., President and a director of Navistar International Corporation and Executive Vice President and a director of the Continental Group, Inc. Mr. Hayford has also been a director of Gaylord since 1986.

     JOHN T. STIRRUP                                                    Age:  63
     John T. Stirrup has served as President and Chief Operating Officer of the Company since 1995 and has served as a director of the Company since 1989. Mr. Stirrup joined Brockway, Inc. (later acquired by Owens-Illinois Corporation) in 1980 and has held a variety of positions including:
     President and Chief Operating Officer of BSI, 1989 to 1997; Executive Vice President of the Company, 1989 to 1995; Group Vice President of Metal & Plastic Packaging, Corporate Purchasing and Regional Airlines of Brockway, Inc., 1985 to 1988; Vice President of Sales and Marketing Brockway Glass Containers of Brockway, Inc., 1983 to 1985; Vice President of Operations Brockway Glass Containers of Brockway, Inc., 1981 to 1983; and Vice President of Manufacturing Brockway Glass Containers of Brockway, Inc., 1980 to 1981. Prior to joining Brockway, Inc., Mr. Stirrup held several positions at Kerr Glass Manufacturing Corp., including Vice President of Manufacturing.

     THOMAS A. DONAHOE                                                  Age:  63
     Thomas A. Donahoe has served as a director of the Company since August 1996. Mr. Donahoe was a partner in the accounting firm Price Waterhouse LLP (the "Firm") from 1970 until he retired in June 1996. As a partner in the Firm, Mr. Donahoe held a variety of positions including: Managing Partner--Operations of the Firm's Audit Business Advisory Practice, July 1995 to June 1996; Vice Chairman of the Firm, 1988 to June 1995; member of the Price Waterhouse World Firm General Council, 1985 to June 1995; Managing Partner of the Great Lakes Region, 1978 to June 1995; member of the Firm's Management Committee, 1978 to June 1995; member of the Firm's Policy Board, 1976 to June 1995; and Managing Partner of the Chicago Office, 1976 to June 1994. Mr. Donahoe is a director of Andrew Corporation and NICOR Inc. Mr. Donahoe also serves as a Director or Trustee of a number of not-for-profit entities, including: Chicago Botanic Garden, Chicago Central Area Committee, Executive Service Corp. of Chicago, Kohl's Children's Museum and Rush-Presbyterian-St. Luke's Medical Center.

     ALEXANDER P. DYER                                                  Age:  66
     Alexander P. Dyer has served as a director of the Company since August 1995. Mr. Dyer served as Chairman of Bunzl plc. from May 1993 to July 1996 and currently serves as its Deputy Chairman and as Chairman of its Remuneration Committee. Mr. Dyer also currently serves as consultant to The BOC Group plc., having retired in January 1996 as its Chief Executive Officer and Deputy Chairman, in which capacities he served from November 1993 to January 1996. Prior thereto, Mr. Dyer served as Managing Director- -Gases of The BOC Group plc. from 1989 to 1993 and worked for Air

     Products and Chemicals Inc. for 26 years, serving most recently as Executive Vice President responsible for worldwide gases and equipment businesses from 1987 to 1989.

     JEAN-PIERRE M. ERGAS                                               Age:  59
     Jean-Pierre M. Ergas has served as a director of the Company since August 1995. Mr. Ergas has also served as Executive Vice President, Europe of Alcan Aluminium Limited, President of Alcan Europe Limited, Executive Chairman of British Alcan Aluminium plc. and Chief Executive Officer of Alcan Deutschland GmbH since June 1996. Mr. Ergas served as Senior Advisor to the Chief Executive Officer of Alcan Aluminium Limited from January 1995 to June 1996 and served as a Trustee of DePaul University from February 1994 to December 1994. Prior thereto, Mr. Ergas served as Senior Executive Vice President of Pechiney S.A. and as a member of the Pechiney Group Executive Committee from 1987 to January 1994 and also held several management positions with various subsidiaries of Pechiney S.A., serving as: Chief Executive Officer of American National Can Company from 1989 to January 1994 and Chairman of the Board from 1991 to January 1994; Chief Executive Officer of Cegedur Pechiney from 1982 to 1988 and Chairman of the Board from 1987 to 1988; Chief Executive Officer of Cebal S.A. from 1974 to 1982 and Chairman of the Board during 1982; and Marketing Manager for Pechiney Aluminum from 1967 to 1974. Mr. Ergas is a director of ABC Rail Products Corporation and Dover Corporation.


OFFICERS (OTHER THAN THOSE WHO ARE DIRECTORS AND LISTED ABOVE)

     JOHN M. CASEY                                                      Age:  50
     John M. Casey has been Chief Financial Officer of the Company since December 1997 and has been Executive Vice President of the Company and Vice President of BSI, BSNJ and MCC since November 1997. From October 1994 to August 1997, Mr. Casey served as Executive Vice President and Chief Financial Officer of Birmingham Steel Corporation. From April 1993 to August 1994, Mr. Casey served as Executive Vice President and Chief Financial Officer of Safeskin Corporation, a manufacturer of latex examination gloves. Prior thereto, Mr. Casey held various positions at Spiegel, Inc., including Treasurer of Spiegel, Inc. and Vice President and Chief Financial Officer of Spiegel Acceptance Corporation.

     VICTOR J. COLUMBUS                                                 Age:  44
     Victor J. Columbus has been Vice President--Human Resources of the Company since March 1998. From February 1992 to March 1998, Mr. Columbus served as Executive Vice President of Visy Industries (USA), a manufacturer of recycled paper and paper products. Prior thereto, Mr. Columbus held various positions in the field of human resources with both Westvaco Corporation and Consolidation Coal Company, a subsidiary of DuPont.

     MARGUERITE E. FERRAZZANO                                           Age:  50
     Marguerite E. Ferrazzano has been Vice President--Planning and Development for the Company since November 1997. From April 1994 to November 1997, Ms. Ferrazzano served as Vice President of Operations Analysis and Business Development for BSI. From 1990 to May 1994, Ms. Ferrazzano served as Manager of Business Analysis and Development for BSI. Ms. Ferrazzano served in a number of other managerial financial positions with Brockway, Inc. (later acquired by Owens-Illinois Corporation) from 1981 to 1990, including Manager of Cost Accounting and Budgeting and Corporate Manager of Planning and Divisional Accounting. From 1974 to 1981, Ms. Ferrazzano held various financial positions at Borden, Inc.

     DAVID P. HAYFORD                                                   Age:  42
     David P. Hayford has been Senior Vice President of the Company since May 1996 and has served as President of BMAT, Inc., which manages the Company's materials center services, since November 1997. From May 1996 to December 1997, Mr. Hayford served as Chief Financial Officer of the Company. From June 1995 to May 1996, Mr. Hayford served as Vice President, Treasurer and Secretary of the Company. From June 1994 to June 1995, Mr. Hayford served as an independent consultant to the Company. From August 1992 to June 1994, Mr. Hayford attended the Kellogg Graduate School of Management at Northwestern University and graduated with a Master of Management degree. From January 1992 until August 1992, Mr. Hayford provided independent corporate and financial consulting services.

     KEVIN C. KERN                                                      Age:  39
     Kevin C. Kern has been Vice President and Corporate Controller of the Company since May 1995. From 1991 to May 1995, Mr. Kern was Controller of McKechnie Plastics Components, Inc. From 1981 to 1991, Mr. Kern was employed by Ernst & Young, most recently as a Senior Audit Manager from 1988 to 1991.

     JEFFREY M. O'CONNELL                                               Age:  45
     Jeffrey M. O'Connell has been Vice President and Treasurer of the Company since May 1997. From June 1996 to May 1997, Mr. O'Connell served as Assistant Treasurer of the Company. From June 1995 to June 1996, Mr. O'Connell served as Vice President of Finance of Macmillan Bloedel Packaging Inc. From October 1994 to June 1995, Mr. O'Connell served as Director of Financial Planning of the Company. Prior thereto, Mr. O'Connell served as Vice President of Administration of Mead Coated Board Division of The Mead Corporation.

     HARRY F. PAYTON                                                    Age:  62
     Harry F. Payton has served as Executive Vice President of the Company and Executive Vice President of BSI since 1989 and as Group President-- Government Business of BSI since May 1994. From 1994 to 1995, Mr. Payton served as Treasurer of BSI and has worked for the BSI organization for over thirty years in various managerial positions. Prior thereto, Mr. Payton was employed by a major public accounting firm.

     PATRICK J. ROURKE                                                  Age:  40
     Patrick J. Rourke has served as Vice President--Purchasing and Logistics of the Company since May 1998. From November 1994 to May 1998, Mr. Rourke served as Vice President--Purchasing and Logistics of BSI. From March 1993 to November 1994, Mr. Rourke was Director of Purchasing for Ball Corporation's metal container division. From 1987 to March 1993, Mr. Rourke was employed by Heekin Can Inc., serving as General Manager of Purchasing from 1992 to March 1993, as Director of Purchasing from 1989 to 1992 and as Purchasing Manager from 1987 to 1989. From 1980 to 1987 Mr. Rourke held positions of increasing responsibility within the purchasing organization of Marathon Oil Company.

     BLAIR G. SCHLOSSBERG                                               Age:  32
     Blair G. Schlossberg has served as General Counsel of the Company since December 1995 and has served as Secretary of the Company since May 1996. Mr. Schlossberg is also Secretary of BSI, BSNJ and MCC. From 1991 to December 1995, Mr. Schlossberg was an attorney at the law firm of Alston & Bird in its Atlanta, Georgia offices.

     THOMAS L. WILKENING                                                Age:  54
     Thomas L. Wilkening has served as Vice President--Engineering and Technology of the Company since February 1998. From April 1996 to February 1998, Mr. Wilkening served as Manager of Engineering; Container Systems Group for Nordson Corporation, an equipment supplier to the metal container industry. From April 1993 to April 1996, Mr. Wilkening served as Director Operation Support Engineering for Ball Corporation's metal food packaging group. Prior thereto, Mr. Wilkening was employed by Heekin Can Inc., serving as Vice President of Engineering from 1989 to 1993 and Manager of Engineering from 1980 to 1989.

     David P. Hayford, Senior Vice President of the Company and President of BMAT, Inc., is the son of Warren J. Hayford, Chairman and Chief Executive Officer of the Company. There are no other family relationships between any of the foregoing persons.

INFORMATION ABOUT THE BOARD OF DIRECTORS

     The Board of Directors met five times during fiscal 1998. The Board of Directors has an Audit Committee and a Management Resources, Nominating and Compensation Committee. Each director attended 75% or more of the meetings of the Board of Directors and any committees on which such director served during fiscal 1998.

     Audit Committee. The Audit Committee of the Board of Directors is composed of five directors (currently Messrs. Puth, Donahoe, Dyer, Jones and Ergas).
The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the independence of such auditors, approves the scope of the annual audit activities of the independent auditors and reviews such audit results. The Audit Committee met two times during fiscal 1998.

     Management Resources, Nominating and Compensation Committee. The Management Resources, Nominating and Compensation Committee is composed of five directors (currently Messrs. Dyer, Donahoe, Ergas, Jones and Puth). The Management Resources, Nominating and Compensation Committee makes recommendations to the Board regarding the compensation of officers of the Company, awards under the Company's compensation and benefit plans and compensation policies and practices. The Management Resources, Nominating and Compensation Committee met four times during fiscal 1998.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company or its subsidiaries are not entitled to receive any fees for serving as directors. Non-employee directors of the Company do not receive cash fees for serving as directors. Non-employee directors were entitled to participate in the Formula Plan until the Board acted to freeze the Formula Plan at its August 20, 1996 meeting with respect to any future option grants thereunder. All directors are reimbursed for out-of-pocket expenses related to their service as directors.

     Amended Plan. Under the Amended Plan, the Management Resources, Nominating and Compensation Committee may grant to directors (including non-employee directors) of the Company and its subsidiaries nonqualified stock options, stock appreciation rights in tandem with options, restricted stock awards, performance awards or any combination thereof as the Management Resources, Nominating and Compensation Committee shall determine. Options may be exercised in whole or in part upon the payment of the exercise price of the shares to be acquired and the Management Resources, Nominating and Compensation Committee shall determine the term of the exercise period.

     Formula Plan. Under the Formula Plan, each non-employee director was to be granted an option to purchase 15,000 shares of Common Stock when he or she was elected or appointed to the Board (the "Initial Grant") and was to be granted an option to purchase an additional 15,000 shares at the fifth annual meeting of the Board following the Initial Grant (the "Subsequent Grant"), so long as such person was still serving as a director of the Company. A director's right to exercise 1,500 shares of the Initial Grant vested immediately upon grant. Thereafter, the right to exercise an additional 2,700 shares of the Initial Grant vested at each of the five next succeeding annual meetings of the Board. Options granted pursuant to a Subsequent Grant vested in equal installments of 3,000 shares at the five next succeeding annual meetings of the Board following such grant. The option price per share of Common Stock under the Formula Plan was 100% of the fair market value of the Common Stock at the date of grant.
Each option granted under the Formula Plan was exercisable for ten years after the date of grant. Options to acquire 45,000 split-adjusted shares of Common Stock were granted pursuant to the Formula Plan until the Board acted to freeze the Formula Plan at its August 20, 1996 meeting with respect to any future option grants thereunder.

     Currently, the unvested options owned by each non-employee director will vest at an equal rate of 7,500 options at each of the 1999, 2000 and 2001 annual meetings of the Board and at an equal rate of 5,000 options on November 16, 1999, 2000 and 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the SEC. Certain officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that each of its officers, directors and greater than ten-percent beneficial owners complied with all Section 16(a) filing requirements applicable to them during fiscal 1998.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of December 31, 1998 by
(i) each stockholder known by the Company to own beneficially 5 percent or more of the outstanding shares of such Common Stock, (ii) each director and nominee for director of the Company, (iii) each Named Executive Officer (as defined) of the Company and (iv) all directors of the Company and executive officers of the Company as a group. As of December 31, 1998, there were 9,310,818 shares of Common Stock outstanding. To the knowledge of the Company, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated in a footnote, the business address of each person is the Company's corporate address.

                                            NUMBER OF SHARES OF
            BENEFICIAL OWNER                  COMMON STOCK (1)          PERCENT OF CLASS (2)
-----------------------------------         -------------------         --------------------
Warren J. Hayford (3)                           2,171,691                       2.8%
Mary Lou Hayford (4)                            1,851,273                       9.9
John T. Stirrup (5)                               354,816                       3.8
John M. Casey (6)                                  10,833                        *
James W. Milton (7)                               601,704                       6.4
Thomas A. Donahoe (8)                              30,000                        *
Alexander P. Dyer (9)                             106,470                       1.1
Jean-Pierre M. Ergas (10)                          71,700                        *
John E. Jones (11)                                 33,000                        *
John W. Puth (12)                                  73,470                        *
T. Rowe Price Associates, Inc. (13)               814,500                       8.7
Wellington Management Company, LLP (14)           627,200                       6.7
All Directors and Executive                     3,484,784                      35.6
Officers as a Group (9 persons)

_________________________

*    Less than one percent.

(1) The number of shares includes shares of Common Stock subject to options exercisable within 60 days of December 31, 1998.

(2) Shares subject to options exercisable within 60 days of December 31, 1998 are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others. Percentages less than one percent are denoted by an asterisk.

(3) The shares of Common Stock beneficially owned by Mr. Hayford include 1,851,273 shares owned directly by his wife, Mary Lou Hayford, and 92,918 shares owned directly by Mr. Hayford. In addition, the shares of Common Stock beneficially owned by Mr. Hayford include 227,500 shares subject to options. Mr. Hayford disclaims beneficial ownership of the shares owned directly by his wife.

(4) The shares of Common Stock beneficially owned by Mrs. Hayford do not include 92,918 shares owned directly by her husband, Warren J. Hayford, and do not include 227,500 shares subject to options owned directly by her husband.

(5) The shares of Common Stock beneficially owned by Mr. Stirrup include 88,166 shares subject to options.

(6) The shares of Common Stock beneficially owned by Mr. Casey include 6,333 shares subject to options.

(7) The shares of Common Stock shown as beneficially owned by Mr. Milton include 21,666 shares subject to options. The shares of Common Stock shown as beneficially owned by Mr. Milton do not include 89,619 shares owned directly by his wife and 66,774 owned by his wife as trustee of a trust for the benefit of Sean A. Milton. Mr. Milton disclaims beneficial ownership of the shares owned directly by his wife and the shares owned by his wife as trustee of these trusts.

(8) The shares of Common Stock beneficially owned by Mr. Donahoe include 22,500 shares subject to options.

(9) The shares of Common Stock beneficially owned by Mr. Dyer include 26,700 shares subject to options.

(10) The shares of Common Stock beneficially owned by Mr. Ergas include 26,700 shares subject to options.

(11) The shares of Common Stock beneficially owned by Mr. Jones include 22,500 shares subject to options.

(12) The shares of Common Stock beneficially owned by Mr. Puth include 26,700 shares subject to options.

(13) Based solely upon a Schedule 13G dated February 12, 1998 filed jointly by each of T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price Small Cap Value Fund, Inc. ("Small Cap"), the shares of Common Stock shown as beneficially owned by Price Associates are owned by various individual and institutional investors including Small Cap (which owns 750,000 shares, representing 7.6% of the shares of Common Stock outstanding), which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities.
     For purposes of
     the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Such person's address is 100 E. Pratt Street, Baltimore, MD 21202.

(14) Based solely upon a Schedule 13G dated January 13, 1998, Wellington Management Company, LLP has shared voting power with respect to 284,700 shares of Common Stock and shared dispositive power with respect to 627,200 shares of Common Stock. In its capacity as an investment advisor, Wellington Management Company, LLP may be deemed beneficial owner of such shares, which are owned by numerous investment counseling clients. Such person's address is 75 State Street, Boston, MA 02109.

                            EXECUTIVE COMPENSATION

     The compensation of executive officers of the Company will be determined by the Board of Directors of the Company. The following table sets forth information regarding the compensation paid or accrued by the Company to the Chief Executive Officer and each of the Company's four other executive officers whose total annual salary and bonus for fiscal 1998 exceeded $100,000 (the "Named Executive Officers") for services rendered to the Company in all capacities during fiscal years 1998, 1997 and 1996.

                          SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                     LONG TERM COMPENSATION
                                      ----------------------------------     -------------------------------------
                                                                                    AWARDS                 PAYOUTS
                                                                             -------------------------   ----------

                                                                                                                           ALL
                                                                             RESTRICTED    SECURITIES                     OTHER
                                                            OTHER ANNUAL       STOCK       UNDERLYING       LTIP         COMPEN-
     NAME AND PRINCIPAL       FISCAL  SALARY    BONUS       COMPENSATION       AWARDS     OPTIONS/SARS     PAYOUTS       SATION
         POSITION              YEAR     ($)    ($)(1)           ($)             ($)          (#)(2)          ($)           ($)
---------------------------   ------  -------  --------     ------------     ----------   ------------     -------     ------------
Warren J. Hayford..........    1998   450,000   180,000              --           --             --           --        261,133(3)
 Chairman of the Board and     1997   416,667   416,667              --           --         75,000(4)        --        260,749(5)
 Chief Executive Officer       1996   400,000   400,000              --           --         33,750(6)        --        256,329(7)
 of the Company

John T. Stirrup............    1998   300,000    90,000              --           --         35,000(8)        --        115,341(9)
 President and Chief           1997   275,000   206,250              --           --             --           --        186,754(10)
 Operating Officer of the      1996   226,875   170,153              --           --         33,750(6)        --        196,141(11)
 Company

James W. Milton (12).......    1998   206,667    62,500              --           --         11,000(13)       --        169,022(14)
 Executive Vice President      1997   197,692   148,275              --           --             --           --        136,251(15)
 of the Company                1996    75,000    50,000              --           --         27,000(6)        --         49,690(16)


John M. Casey (17).........    1998   161,875    97,125              --           --         19,000(18)       --         19,616(19)
 Executive Vice President      1997        --        --              --           --             --           --              --
 and Chief Financial           1996        --        --              --           --             --           --              --
 Officer of the Company

David P. Hull (20).........    1998   197,051    47,292              --           --         19,000(21)       --         16,057(22)
 Executive Vice President      1997        --       --               --           --             --           --             --
 of the Company                1996        --       --               --           --             --           --             --

______________________

(1) Amounts shown for fiscal 1996, 1997 and 1998 were earned during fiscal 1996, 1997 and 1998, respectively, under the Company's Management Incentive Plan and were paid during calendar 1996, 1997 and 1998, respectively.

(2) The amounts shown have been adjusted to reflect the 3-for-2 split of Common Stock on September 22, 1997.

(3) The amount shown includes an accrual of $253,651 for supplemental executive retirement payments pursuant to his employment agreement, $1,500 of country club dues and $5,982 of premium for optional life insurance for which Mr. Hayford was reimbursed by the Company pursuant to his employment agreement.

(4) Options to acquire 37,500 shares become exercisable in three equal annual installments with the first installment exercisable on May 17, 1998, and were granted pursuant to the Current Plan. Options to acquire 37,500 shares become exercisable in three equal annual installments with the first installment exercisable on August 19, 1998, and were granted pursuant to the Current Plan.

(5) The amount shown includes an accrual of $225,468 for supplemental executive retirement payments pursuant to his employment agreement, $8,845 of premium for Group Term Life Insurance and $26,436 of premium for additional optional life insurance for which Mr. Hayford was reimbursed by the Company pursuant to his employment agreement.

(6) Options become exercisable in three equal annual installments with the first installment exercisable on May 14, 1997, and were granted pursuant to the Original Plan.

(7) The amount shown includes an accrual of $225,468 for supplemental executive retirement payments pursuant to his employment agreement, a $3,881 contribution under the Brockway Standard Inc. Profit Sharing and Savings Plan (the " Profit Sharing Plan"), $1,248 of premium for life insurance and $25,732 of premium for additional optional life insurance for which Mr. Hayford was reimbursed by the Company pursuant to his employment agreement.

(8) Options become exercisable in three equal annual installments with the first installment exercisable on November 17, 1998, and were granted pursuant to the Current Plan.

(9) The amount shown includes an accrual of $101,583 for supplemental executive retirement payments pursuant to his employment agreement, $3,600 of country club dues, $2,850 of Company matching 401(k) contributions under the Profit Sharing Plan and $7,308 of premium for optional life insurance for which Mr. Stirrup was reimbursed by the Company pursuant to his employment agreement.

(10) The amount shown includes an accrual of $174,000 for supplemental executive retirement payments pursuant to his employment agreement, $2,850 of Company matching 401(k) contributions under the Profit Sharing Plan, $2,626 of premium for Group Term Life Insurance and $7,278 of premium for additional optional life insurance for which Mr. Stirrup was reimbursed by the Company pursuant to his employment agreement.

(11) The amount shown includes an accrual of $174,000 for supplemental executive retirement payments pursuant to his employment agreement, a $4,025 contribution under the Profit Sharing Plan, $4,500 of Company matching 401(k) contributions under the Profit Sharing Plan, $748 of premium for life insurance, $2,386 of premium for Group Term Life Insurance and $10,482 of premium for additional optional life insurance for which Mr. Stirrup was reimbursed by the Company pursuant to his employment agreement.

(12) James W. Milton became an employee of the Company effective May 1996.

(13) Options become exercisable in three equal annual installments with the first installment exercisable on November 17, 1998, and were granted pursuant to the Current Plan.

(14) The amount shown includes an accrual of $141,396 for supplemental executive retirement payments pursuant to his employment agreement, $4,932 of country club dues, $2,694 of Company matching 401(k) contributions under the Profit Sharing Plan and $20,000 of premium for Group Term Life Insurance.

(15) The amount shown includes an accrual of $121,820 for supplemental executive retirement payments pursuant to his employment agreement, $4,431 of Company matching 401(k) contributions under the Profit Sharing Plan and $10,000 of premium for Group Term Life Insurance.

(16) The amount shown includes an accrual of $49,572 for supplemental executive retirement payments pursuant to his employment agreement and $118 of premium for life insurance.

(17) John M. Casey became an employee of the Company effective November 1997.

(18) Options become exercisable in three equal annual installments with the first installment exercisable on November 17, 1998, and were granted pursuant to the Current Plan.

(19) The amount shown includes $15,716 of reimbursement for moving expenses and $3,900 of country club dues.

(20) David P. Hull became an employee of the Company effective October 1997 and resigned from employment with the Company effective November 1998.

(21) Options become exercisable in three equal annual installments with the first installment exercisable on November 17, 1998, and were granted pursuant to the Current Plan.

(22) The amount shown includes $13,417 of reimbursement for moving expenses and $2,640 of country club dues.


     The Current Plan, which the Board adopted in November 1997 and the Company's stockholders approved in February 1998, provided for the award of stock options, restricted shares of Common Stock, stock appreciation rights, stock indemnification rights, units valued on the basis of the long-term performance of the Company, or some combination of the foregoing to participants. The Current Plan covered an aggregate of 1,425,000 shares of Common Stock. The Amended Plan, which the Board approved in November 1998 and which is submitted to the stockholders for approval at the Annual Meeting, increases this aggregate amount to 1,825,000 shares of Common Stock. See "Proposal 2--Approval of the Third Amendment and Restatement of the Company's 1995 Long-Term Incentive Plan."

     In addition, Mr. Milton participates in the Milton Can Salaried
Employees' Retirement Plan, a defined benefit plan sponsored by the Company. The Company froze this plan effective December 31, 1996, thereby preventing any future benefit accruals under this plan. The estimated annual benefit payable at retirement at age 65 for Mr. Milton is approximately $77,000.

     The following tables set forth, for the Named Executive Officers, information regarding stock options granted or exercised during, or held at the end of, fiscal 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE VALUE
                                                                                          AT ASSUMED ANNUAL RATES OF
                                                                                         STOCK PRICE APPRECIATION FOR
                                             INDIVIDUAL GRANTS                                    OPTION TERM
                     ----------------------------------------------------------------    ----------------------------
                       NUMBER OF         % OF TOTAL
                       SECURITIES         OPTIONS
                       UNDERLYING        GRANTED TO
                      OPTIONS/SARS       EMPLOYEES          EXERCISE
                        GRANTED              IN               PRICE        EXPIRATION
       NAME              (#)(1)         FISCAL YEAR          ($/SH)           DATE        5%($)(2)        10%($)(2)
-----------------    -------------      -----------         --------       ----------    ---------      -------------
Warren J. Hayford             --              --                  --              --            --                --
John T. Stirrup           35,000            12.4%            $19.375        11/17/07      $426,469        $1,080,757
James W. Milton           11,000             3.9              19.375        11/17/07       134,033           339,666
John M. Casey             19,000             6.7              19.375        11/17/07       231,512           586,696
David P. Hull             19,000             6.7              19.375        11/17/07       231,512           586,696

______________________

(1) Options to acquire these shares become exercisable in three equal annual installments with the first installment exercisable on November 17, 1998, and were granted pursuant to the Current Plan. In the event of a Change of Control all options become fully vested and exercisable. In order to prevent dilution or enlargement of rights under the options, in the event of a reorganization, recapitalization, stock split, stock dividend, combinations of shares, merger, consolidation, distribution of assets or other change in the corporate structure of shares of the Company, the type and number of shares available upon exercise and the exercise price will be adjusted accordingly. The Management Resources, Nominating and Compensation Committee may, subject to specified limitations, advance the date on which an option shall become exercisable.

(2) Amounts reflect assumed rates of appreciation from the fair market value on the date of grant as set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                                NUMBER OF
                                                                                SECURITIES                      VALUE OF
                                                                                UNDERLYING                UNEXERCISED IN-THE-
                                                                               UNEXERCISED                       MONEY
                                                                             OPTIONS/SARS AT                OPTIONS/SARS AT
                                                                           FISCAL YEAR END (#)            FISCAL YEAR END ($)
                                   SHARES
                                  ACQUIRED        VALUE REALIZED               EXERCISABLE/                   EXERCISABLE/
       NAME                   ON EXERCISE (1)         ($)(1)                  UNEXERCISABLE                  UNEXERCISABLE
-----------------             ---------------     --------------           -------------------            -------------------
Warren J. Hayford                         --                  --                       227,500                       $594,837
                                                                                        61,250                          3,047

John T. Stirrup                           --                  --                        76,500                        182,716

                                                                                        46,250                          3,047

James W. Milton                           --                  --                        18,000                          4,874

                                                                                        20,000                          2,437

John M. Casey                             --                  --                             0                             --

                                                                                        19,000                             --

David P. Hull                             --                  --                             0                             --

                                                                                        19,000                             --

____________________________

(1) As of the end of the fiscal year, none of the options held by the Named Executive Officers had been exercised.

MANAGEMENT EMPLOYMENT AGREEMENTS

     Warren J. Hayford is party to an employment agreement with the Company dated as of June 1, 1995. Under the agreement, Mr. Hayford will receive an annual base salary of $400,000 (or such higher amount determined by the Board of Directors), and will be eligible to receive an annual bonus of between 50% and 100% of his base salary, based on the achievement of goals and objectives determined by the Board of Directors, and will be eligible to participate in all of the Company's employee benefits plans for which senior executive employees of the Company are generally eligible. Mr. Hayford will also be entitled to life insurance providing a death benefit of not less than three times the amount of his base salary. Under the agreement, Mr. Hayford received options to purchase 180,000 shares of Common Stock. The term of the employment agreement is six years, unless terminated earlier by the resignation, death, or permanent disability or incapacity of Mr. Hayford or by the Company with or without cause. In the event Mr. Hayford's employment is terminated by the Company without cause prior to the sixth anniversary of the agreement, Mr. Hayford will be entitled to receive his base salary, health benefits and an annual bonus equal to 50% of his base salary until the later of the sixth anniversary of the agreement or the first anniversary of the date of such termination, subject to certain conditions. In the event Mr. Hayford's employment terminates other than for cause or as a result of his death, beginning on his 74th birthday, Mr. Hayford (and, following his death, his surviving spouse) will be entitled to a monthly supplemental retirement benefit until his death (and, following his death, until the death of his surviving spouse). The monthly benefit will be equal to one-twelfth of 20 to 50 percent (depending upon Mr. Hayford's age at retirement or death and subject to adjustment upon a change in control) of Mr. Hayford's base salary in effect immediately preceding his retirement or death. Mr. Hayford has agreed not to compete with the Company during the term of his employment and so long as he is receiving salary and bonus under the agreement as a result of his termination by the Company without cause (but in no event for less than three years after the termination of his employment).

     John T. Stirrup is party to an employment agreement with the Company dated as of June 1, 1995, as amended. Mr. Stirrup will receive an annual base salary of $350,000 (or such higher amount determined by the Board of Directors), and will be eligible to receive an annual bonus of between 50% and 75% of his base salary, based on the achievement of goals and objectives determined by the Board of Directors, and will be eligible to participate in all of the Company's employee benefits plans for which senior executive employees of the Company are generally eligible. Mr. Stirrup is also entitled to life insurance (including the applicable gross-up for taxes) providing a death benefit of not less than three times the amount of his base salary, provided that Mr. Stirrup shall have the option to receive a death benefit equal to two times the amount of his base salary and receive from the Company in cash the cost the Company would otherwise pay in premium for the third segment of the death benefit. The Company will nominate, and use its best efforts to elect, Mr. Stirrup to serve as a member of the Board of Directors. Under the agreement, Mr. Stirrup received options to purchase 54,000 shares of Common Stock. The term of the employment agreement shall end on June 1, 1999, unless terminated earlier by the resignation, death, or permanent disability or incapacity of Mr. Stirrup or by the Company with or without cause. If Mr. Stirrup's employment is not terminated prior to June 1, 1999, then the Company shall engage Mr. Stirrup as a non-employee consultant from June 2, 1999 until June 1, 2000 at the rate of $350,000 per annum, provided that the consulting period shall terminate upon (i) Mr. Stirrup's resignation, death or incapacity or by the Company with cause (in which case the consulting payment shall immediately cease) or (ii) Mr. Stirrup's permanent disability or incapacity (in which case Mr. Stirrup shall continue to receive the consulting payment reduced by any amount he receives under any disability policy). In the event Mr. Stirrup's employment is terminated by the Company without cause prior to June 1, 1999, Mr. Stirrup will be entitled to receive his base salary target bonus (if any) and health and other benefits until the second anniversary of the date of such termination, subject to certain conditions, provided that Mr. Stirrup shall provide consulting services when requested by the Company during the first year after termination for no additional consideration. Mr. Stirrup is entitled to deferred payments of $75,000 per year for a period of 10 years beginning on Mr. Stirrup's 70th birthday and, in the event of Mr. Stirrup's death, Mr. Stirrup's surviving spouse is entitled to receive 50% of such deferred payments during such period. Mr. Stirrup has agreed not to compete with the Company during the term of his employment and consulting period and thereafter until the later of (i) the first anniversary of the expiration of the employment or consulting period or termination of the employment or consulting period by any party for any reason or (ii) the date on which Mr. Stirrup receives the final consulting payment after his permanent disability or incapacity.

     James W. Milton entered into an employment agreement with the Company and BSNJ (formerly known as Milton Acquisition Corp.), a wholly-owned subsidiary of the Company, on May 28, 1996. Mr. Milton, the Company, BSNJ and MCC amended this agreement, effective as of November 1, 1996, to reflect the fact that Mr. Milton now serves as President of MCC, rather than President of BSNJ. Under the agreement, Mr. Milton will receive an annual base salary of $200,000 (or such higher amount determined by the Board of Directors), and will be eligible to receive an annual bonus of between 50% and 75% of his base salary, based on the achievement of goals and objectives determined by the Board of Directors, and will be eligible to participate in all of MCC's employee benefits plans for which senior executive employees of MCC are generally eligible. Such employee benefit programs shall be substantially similar to those benefit programs available to the senior executive employees of the Company. Under the agreement, the Company will pay all premiums and expenses payable to maintain the life insurance policy for Mr. Milton that was purchased by Milton Can prior to its merger with and into BSNJ. The term of the employment agreement is five years, unless terminated earlier by the resignation, death, or permanent disability or incapacity of Mr. Milton or by MCC with or without cause. In the event Mr. Milton's employment is terminated by MCC without cause prior to the fifth anniversary of the agreement, Mr. Milton will be entitled to receive his base salary, health benefits and an annual bonus equal to 50% of his base salary until the later of the fifth anniversary of the agreement or the first anniversary of the date of such termination, subject to certain conditions. In the event Mr. Milton's employment terminates other than for cause or as a result of his death, beginning on his 65th birthday, Mr. Milton will be entitled to a monthly supplemental retirement benefit until his death. The monthly benefit will be equal to one-twelfth of 5 to 50 percent (depending upon Mr. Milton's age at retirement or death and subject to adjustment upon a change in control) of Mr. Milton's base salary in effect immediately preceding his retirement or death. In the event Mr. Milton's spouse survives Mr. Milton, she will be entitled until her death to a monthly benefit equal to 50% of the monthly benefit that Mr. Milton (i) would have been entitled to had Mr. Milton retired on the date of his death or (ii) was receiving at the time of his death. However, if Mr. Milton dies before his 60th birthday, she will be entitled until her death to a monthly benefit equal to one-twelfth of 10 percent of Mr. Milton's base salary in effect immediately preceding his death. Mr. Milton has agreed not to compete with the Company, MCC or their subsidiaries for a period of three years after the termination of his employment. In addition, Mr. Milton is party to a non-competition agreement with the Company and BSNJ dated as of May 28, 1996, pursuant to which Mr. Milton has (among other things) agreed not to compete with the Company, BSNJ or their subsidiaries prior to the fifth anniversary of the non-competition agreement in exchange for certain compensation. See "Certain Relationships and Related Transactions."

     John M. Casey is party to an employment agreement with the Company dated as of November 1, 1997. Mr. Casey will receive an annual base salary of $185,000 (or such higher amount determined by the Board of Directors), and will be eligible to receive an annual bonus of up to 60% of his base salary, based on the achievement of goals and objectives determined by the Board of Directors, and will be eligible to participate in all of the Company's employee benefits plans for which senior executive employees of the Company are generally eligible. The term of the employment agreement is three years, unless terminated earlier by the resignation, death, or permanent disability or incapacity of Mr. Casey or by the Company with or without cause. In the event Mr. Casey's employment is terminated by the Company without cause prior to the third anniversary of the agreement, Mr. Casey will be entitled to receive his base salary and health, disability and life insurance benefits until the later of the third anniversary of the agreement or the first anniversary of the date of such termination, subject to certain conditions. Mr. Casey has agreed not to compete with the Company during the term of his employment and so long as he is receiving compensation under the agreement as a result of his termination by the Company without cause (but in no event for less than one year after the termination of his employment).

401(K) PLAN

     The Company maintains a savings plan (the "Savings Plan") qualified under Sections 401(a) and 401(k) of the Internal Revenue Code. Generally, all salaried employees of the Company in the United States are eligible to participate in the Savings Plan upon their employment by the Company and become eligible for Company matching contributions after completing one year of service. For each employee who elects to participate in the Savings Plan and makes a contribution thereto, the Company makes a matching contribution of 100% of the first 4% of annual compensation contributed. The maximum contribution for any participant for any year is 10% of such participant's eligible compensation.

MANAGEMENT RESOURCES, NOMINATING AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Puth, Donahoe, Dyer, Ergas and Jones served as members of the Management Resources, Nominating and Compensation Committee during all of fiscal 1998. The Company has no Management

Resources, Nominating and Compensation Committee interlocks or insider participation relationships of such persons with the Company to report.

MANAGEMENT RESOURCES, NOMINATING AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Management Resources, Nominating and Compensation Committee reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers of the Company and develops and administers programs providing stock-based incentives. After consideration of the Management Resources, Nominating and Compensation Committee's recommendations, the entire Board reviews and approves the salaries and bonuses and the stock and benefit programs for the Company's executive officers. This Management Resources, Nominating and Compensation Committee report documents the components of the Company's executive officer compensation programs and describes the bases upon which compensation will be determined by the Management Resources, Nominating and Compensation Committee with respect to the executive officers of the Company.

     This Management Resources, Nominating and Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Philosophy. The compensation philosophy of the Company is to link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Company's executive compensation programs are as follows:

          . To establish pay levels that are necessary to attract and retain highly qualified executives in light of the overall competitiveness of the market for high quality executive talent.

          . To recognize superior individual performance, new responsibilities and new positions within the Company.

          . To balance short-term and long-term compensation to complement the Company's annual and long-term business objectives and strategy and to encourage executive performance in furtherance of the fulfillment of those objectives.

          . To provide variable compensation opportunities based on the Company's performance.

          .    To encourage stock ownership by executives.

          . To align executive remuneration with the interests of stockholders.

     Compensation Program Components. The Management Resources, Nominating and Compensation Committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers are further explained below.

          Base Salary. The base pay level for each of Messrs. Hayford, Stirrup, Milton and Casey is set forth in each such executive's employment agreement. Base pay levels were negotiated with Messrs. Hayford and Stirrup in connection with the Company's initial public offering ("IPO") of its Common Stock in June 1995 and were determined in part by comparing the salary scale with that of similar companies. Mr. Milton's base pay level was negotiated in May 1996 contemporaneously with BSNJ's acquisition of Milton Can, after which he was hired as President of BSNJ. See "-- Management Employment Agreements." Mr. Casey's base pay level was negotiated in November 1997 when he was hired as Chief Financial Officer and Executive Vice President of the Company.

          Annual Incentives. Annual bonuses for Messrs. Hayford and Stirrup are determined by the Management Resources, Nominating and Compensation Committee in its discretion based on achievement of goals and objectives determined by it and in accordance with their respective employment agreements, and were negotiated in connection with the Company's IPO. The annual bonuses for Messrs. Milton and Casey are determined annually by the Management Resources, Nominating and Compensation Committee. See "-- Management Employment Agreements." The Company uses annual bonuses to enhance management's contribution to stockholder returns by offering competitive levels of compensation for the attainment of the Company's financial objectives. In particular, the Company utilizes annual bonuses to focus corporate behavior on the achievement of goals for growth, financial performance and other items.

          Stock Ownership. The Management Resources, Nominating and Compensation Committee believes that it can align the interests of stockholders and executives by providing those persons who have substantial responsibility over the management and growth of the Company with an opportunity to establish a meaningful ownership position in the Company. Under the Company's Current Plan, the Company granted stock options to Messrs. Stirrup, Milton, Casey and Hull during fiscal 1998. See "-- Option/SAR Grants in Last Fiscal Year." In addition, the Company granted other key employees stock options during fiscal 1998.

     Chief Executive Officer Compensation. The base pay level and annual incentive bonus compensation for Mr. Hayford, the Company's Chief Executive Officer, are determined by the Management Resources, Nominating and Compensation Committee in its discretion based on achievement of goals and objectives determined by it and in accordance with his employment agreement. The board has set Mr. Hayford's base salary for the year beginning on June 1, 1998 and ending on May 31, 1999 at $450,000. See "--Management Employment Agreements."

     Certain Tax Considerations. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on the Company's tax return of compensation over $1 million to any of the Named Executive Officers, unless, in general, the compensation is paid pursuant to a plan which is performance-based, is non-discretionary and has been approved by the Company's stockholders. The Company's policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible without limiting the Company's ability to attract and retain qualified executives.

     Summary. After its review of all existing programs, the Management Resources, Nominating and Compensation Committee believes that the total compensation program for executives of the Company is focused on increasing values for stockholders and enhancing corporate performance. The Management Resources, Nominating and Compensation Committee currently believes that the compensation of executive officers is properly tied to stock appreciation through stock options or stock ownership. The Management Resources, Nominating and Compensation Committee believes that executive compensation levels at the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all members of the Management Resources, Nominating and Compensation Committee.

                              MANAGEMENT RESOURCES, NOMINATING AND
                              COMPENSATION COMMITTEE

                              Alexander P. Dyer
                              Thomas A. Donahoe
                              Jean-Pierre M. Ergas
                              John E. Jones
                              John W. Puth

                               PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return on an investment of $100 since June 20, 1995, the Company's initial trading date, with that of the New York Stock Exchange Composite Index and the Dow Jones Complete Return Index (Complete Industrial Sector).


                       [PERFORMANCE GRAPH APPEARS HERE]

      Measurement Period
  (Fiscal 1998, Fiscal 1997,
    Fiscal 1996 and Period
  Between Initial Trading Date
     and End of Fiscal 1995        BWAY       NYSE CI    Dow Jones CRI
     ----------------------        ----       -------    -------------
            6/20/95              $100.00      $100.00        $100.00
            9/29/95               118.97       107.20         105.36
            9/27/96               125.00       125.40         129.21
            9/28/97               212.07       169.50         174.29
            9/25/98               133.83       176.49         176.64

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Milton is party to a non-competition agreement with the Company and BSNJ dated as of May 28, 1996. Pursuant to the terms of the agreement, Mr. Milton may not compete with, induce any employee to leave their employ with, hire any person who was an employee of, own, manage, control or render services to any business in competition with or induce any supplier, licensor or other business relation to cease doing business with the Company, BSNJ or any of their respective subsidiaries. In consideration of the non-competition covenants, Mr. Milton will be entitled to $2,000,000 paid by BSNJ in twenty equal installments of $100,000 per quarter during the term of the agreement payable on the first day of each June, October, January and April. The agreement will continue for five years from the date of the agreement.

     BSNJ is party to a lease agreement with Division Street Partners ("DSP"), a limited partnership, pursuant to which BSNJ leases its headquarters and manufacturing facility. Mr. Milton, George Milton, Patrick Milton and Michael Milton each hold (i) a 12.5% limited partnership interest in DSP and (ii) a 12.5% interest in the general partner of DSP. BSNJ is obligated to pay annual rent in the amount of $629,484 through the term of the lease, which ends in September 1999. BSNJ has the option to extend the term of the lease for two additional five-year periods. Each of George Milton, Patrick Milton and Michael Milton is a brother of James W. Milton, the Executive Vice President and a director of the Company. George Milton is an employee of MCC and Patrick Milton is an employee of BSI.

     BSNJ is party to another lease agreement pursuant to which BSNJ leases a warehouse. Mr. Milton, George Milton, Patrick Milton, Michael Milton, Bill Milton and Carolyn Milton Walker are part of a group that has an option to purchase this property from the lessor through September 1999. BSNJ is obligated to pay annual rent in the amount of $137,038 through the term of the lease, which ends in September 1999. Each of Patrick Milton, George Milton and Michael Milton is a brother of, and each of Bill Milton and Carolyn Milton Walker is a cousin of, James W. Milton, the Executive Vice President and a director of the Company.

     As employees of the Company in fiscal 1998, George Milton, James J. Milton and Dennis Milton received $74,750, $86,038 and $81,542, respectively, in salary, bonuses and commissions from the Company. George Milton, James J. Milton and Dennis Milton are the brother, son and son, respectively, of James W. Milton, the Executive Vice President and a director of the Company.

     As an employee of the Company in fiscal 1998, David P. Hayford received $223,967 in salary, bonuses and other compensation from the Company. David P. Hayford is the son of Warren J. Hayford, the Chairman of the Board and Chief Executive Officer of the Company.

                   SOLICITATION AND EXPENSES OF SOLICITATION

     The solicitation of proxies will be made initially by mail. The Company's directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who will mail material to or otherwise communicate with the beneficial owners of shares of the Company's Common Stock. All expenses of solicitation of proxies will be paid by the Company.

                          ANNUAL REPORT AND FORM 10-K

     Copies of the Company's Annual Report to Stockholders, which includes portions of the Company's Annual Report on Form 10-K for the Fiscal Year ended September 27, 1998, are being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting of Stockholders. Stockholders not receiving a copy of the Annual Report may obtain one by writing or calling Mr. Blair G. Schlossberg, General Counsel and Secretary, BWAY Corporation, 8607 Roberts Drive, Suite 250, Atlanta, Georgia 30350, telephone (770) 645-4800.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2000 ANNUAL MEETING

     Stockholder proposals for inclusion in the Proxy Statement to be issued in connection with the 2000 Annual Meeting of Stockholders must be mailed to the Corporate Secretary, BWAY Corporation, 8607 Roberts Drive, Suite 250, Atlanta, Georgia 30350, and must have been received by the Corporate Secretary on or before September 16, 1999. The Company will consider only proposals meeting the requirements of applicable SEC rules.

                                              The Board of Directors


January 14, 1999

                                                                      Appendix A
                                                                      ----------

                               BWAY CORPORATION
                          THIRD AMENDED AND RESTATED
                         1995 LONG-TERM INCENTIVE PLAN
                         -----------------------------


                                   Recitals
                                   --------

     This third amendment amends and restates the Amended and Restated 1995 Long-Term Incentive Plan established in June 1995 and amended in August 1996 and November 1997 to increase the aggregate number of shares of common stock that may be issued under this Plan to 1,825,000 shares.

1.   Purpose.
     -------

     This plan shall be known as the BWAY Corporation Third Amended and Restated 1995 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of BWAY Corporation (the "Company") and its subsidiaries by (i) providing certain directors, officers and key employees of the Company and its subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and
(ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of incentive or nonqualified stock options, stock appreciation rights ("SARs") in tandem with options, restricted stock, performance awards, or any combination of the foregoing may be made under the Plan.

2.   Definitions.
     -----------

          (a)  "Board of Directors" and "Board" mean the board of directors of
                ------------------       -----
BWAY Corporation.

          (b)  "Cause" means the occurrence of one of the following events:
                -----

               (i) Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a subsidiary; or

               (ii) Conduct that has caused demonstrable and serious injury to the Company or a subsidiary, monetary or otherwise; or

               (iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company.

          (c)  "Change in Control" means the occurrence of one of the following
                -----------------
events:

               (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

               (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person.

          (d)  "Code"  means the Internal Revenue Code of 1986, as amended.
                ----

          (e)  "Committee" means the compensation committee of the Board.  The
                ---------
membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code.

          (f)  "Competition" is deemed to occur if a person whose employment
                -----------
with the Company or its subsidiaries has terminated obtains a position as a full time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with the Company or any subsidiary.

          (g)  "Disability" means a permanent and total disability as defined in
                ----------
the Company's Long-Term Disability Plan or as otherwise approved by the Committee.

          (h)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (i)  "Exempt Person" means (i) the Chairman of the Company on the
                -------------
effective date of this Plan, (ii) any person who owns 15% or more of the outstanding shares of Common Stock on the effective date of this Plan, (iii) any person (or group of related persons) that becomes the owner of 15% or more of the outstanding shares of Common Stock as a result of a gift or bequest from a person included in (i) or (ii) above, (iv) any person, entity or group under the control of any party included in clause (i), (ii) or (iii), and (v) a trustee or other fiduciary holding securities under an employee benefit plan of the Company.

          (j)  "Fair Market Value" of a share of Common Stock of the Company
                -----------------
means, with respect to the date in question, the officially-quoted closing selling price of the stock on the Nasdaq National Market (the "Market") or if the Common Stock is not listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or withholding taxes and to compute the withholding taxes.

          (k)  "Incentive Stock Option" means an option conforming to the
                ----------------------
requirements of Section 422 of the Code.

          (l)  "Non-Employee Director" has the meaning given to such term in
                ---------------------
Rule 16b-3 under the Exchange Act.

          (m)  "Nonqualified Stock Option" means any stock option other than an
                -------------------------
Incentive Stock Option.

          (n)  "Retirement" means retirement as defined under the Company's
                ----------
Pension Plan or termination of one's employment on retirement with the approval of the Committee.

          (o)  "Subsidiary" means a corporation or other entity of which
                ----------
outstanding shares or ownership interest representing 50% or more of the combined voting power of such corporation or other entity are owned directly or indirectly by the Company.

3.        Administration.
          --------------

          The Plan shall be administered by the Committee. The Committee shall consist of at least two Non-Employee Directors. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) interpret the Plan and (iv) adopt, amend, or rescind such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.

4.        Shares Available for the Plan.
          -----------------------------

          Subject to adjustments as provided in Section 15, an aggregate of 1,825,000 shares of Common Stock, par value $.01 per share, of the Company (hereinafter the "Shares") may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued, or shares which have been reacquired by the Company and held as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, such unpurchased or forfeited Shares shall thereafter be available for further grants under the Plan unless, in the case of options granted under the Plan, related SARs are exercised.

          Without limiting the generality of the foregoing provisions of this
Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.        Participation.
          -------------

          Participation in the Plan shall be limited to those directors (including Non-Employee Directors) and officers and key employees of the Company and its Subsidiaries selected by the Committee. Nothing in the Plan or in any grant thereunder shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate an employee at any time.

          Incentive Stock Options or Nonqualified Stock Options, SARs in tandem with options, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called "optionees" or "grantees" as the case may be). A grant of any type made hereunder in any one year to an eligible employee shall neither guarantee nor preclude a further grant of that or any other type to such employee in that year or subsequent years.

6.        Incentive and Nonqualified Options.
          ----------------------------------

          The Committee may from time to time grant to eligible participants Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. In any one calendar year, the Committee shall not grant to any one participant, options to purchase a number of shares of Common Stock in excess of 375,000.
The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

          (a)  Price.  The price per Share deliverable upon the exercise of each
               -----
option ("exercise price") shall be established by the Committee, except that in the case of the grant of any Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market Value of the Shares at the close of the market on the day next preceding grant of the option unless otherwise permitted by Section 422 of the Code. In the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, such price per Share, if required by the Code, shall not be less that 110% of the Fair Market Value of the Shares at the close of the market on the day next preceding grant of the option.

          (b)  Payment.  Options may be exercised in whole or in part, upon
               -------
payment of the exercise price of the Shares to be acquired. Payment shall be made in cash (including check, bank draft or money order) or, in the discretion of the Committee, (i) in cash and/or shares of Common Stock and/or by delivery of the optionee's promissory note (if in accordance with policies approved by the Committee), or (ii) by special arrangement through a broker selected by the Committee. The fair market value of shares of Common Stock tendered on exercise of options shall be the Fair Market Value of such shares as of the close of the market on the day next preceding exercise of the option.

          (c)  Withholding Tax.  Unless otherwise determined by the Committee, a
               ---------------
participant may elect to deliver shares of Common Stock (or have the company withhold shares acquired upon exercise of the option) to satisfy in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the close of the market on the day next preceding the date the amount of tax to be withheld is determined.

          (d)  Terms of Options.  The term during which each option may be
               ----------------
exercised shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an option be exercisable in whole or in part in the case of a Nonqualified Stock Option, more than ten years and one day from the date it is granted or, in the case of an Incentive Stock Option, ten years from the date it is granted; and, in the case of the grant of an Incentive Stock Option to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, in no event shall such option be exercisable, if required by the Code, more than five years from the date of the grant. All rights to purchase shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as are designated by the Committee. Unless otherwise provided herein or in the terms of the related grant, an optionee may exercise an option only if he or she is, and has been continuously since the date the option was granted, a director, officer or employee of the Company or a Subsidiary. Prior to the exercise of the option and delivery of the Shares represented thereby, the optionee shall have no right to any dividends or be entitled to any voting rights on any Shares covered by outstanding options.

          (e)  Limitations on Grants. If required by the Code, the aggregate
               ---------------------
Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year may not exceed $100,000.

          (f)   Termination of Employment; Change in Control.
                --------------------------------------------

          (i) If a participant ceases to be a director, officer or employee of the Company or any Subsidiary due to death or Disability, all of the participant's options, and SARs shall become fully vested and exercisable and shall remain so for a period of one year from the date of termination of employment, but in no event after the expiration date of the option. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 422(e)(3) of the Code, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

          (ii) If a participant ceases to be a director, officer or employee of the Company or a Subsidiary upon the occurrence of his or her Retirement, (A) each of his or her options and SARs that was exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to five years after the date of Retirement, but in no event after the expiration date of the option; provided that the participant does not engage in Competition during such five-year period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such cessation. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

          (iii) If a participant ceases to be a director, officer or employee of the Company or a Subsidiary due to Cause, all of his or her options and SARs shall be forfeited immediately upon such cessation.

          (iv) Unless otherwise determined by the Committee, if a participant ceases to be an employee of the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) each of his or her options and SARs that was exercisable on the date of termination shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of termination of employment, but in no event after the expiration date of the option; provided that participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of such termination shall be forfeited.

          (v) If there is a Change in Control of the Company, all of the participant's options and SARs shall become fully vested and exercisable.

7.   Stock Appreciation Rights.
     -------------------------

          The Committee shall have the authority to grant SARs under this Plan to any optionee, either at the time of grant of an option or thereafter by amendment to an option. The exercise of an option shall result in an immediate forfeiture of its related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of its related option to the extent the SAR is exercised. SARs shall be subject to such other terms and conditions as the Committee may specify. An SAR shall expire at the same time as the related option expires and shall be transferable only when, and under the same conditions as, the related option is transferable.

          SARs shall be exercisable only when, to the extent and on the conditions that the related option is exercisable. No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the option to which the SAR corresponds.

          Upon the exercise of an SAR, the optionee shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock of the Company on the date of exercise and the exercise price of the option to which the SAR is related multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in shares, or in a combination thereof.

          All SARs will be exercised automatically on the last day prior to the expiration date of the related option, so long as the Fair Market Value of a share of the Company's Common Stock on that date exceeds the exercise price of the related option.

8.   Restricted Stock.
     ----------------

          The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least one year), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

          The participant will be required to deposit Shares with the Company during any period of restriction thereon and to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote.

          Except as otherwise provided by the Committee, on a Change in Control or on termination of a grantee's employment due to death, Disability or Retirement with the consent of the Company during any period of restriction all restrictions on Shares granted to such grantee shall lapse. On termination of a grantee's employment for any other reason, all restricted stock granted to such grantee on which the restrictions have not lapsed shall be forfeited to the Company.

9.   Performance Awards.
     ------------------

          Performance awards may be granted on a contingent basis to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards so granted to a participant and the appropriate period over which performance is to be measured ("performance cycle"). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of the Company's Common Stock.

          The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee.

          The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

          The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company's performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, or a combination of both, as the Committee may determine.

          A participant must be an employee of the Company at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that, except as otherwise determined by the Committee, if a participant ceases to be an employee of the Company upon the occurrence of his or her death, Retirement, or Disability prior to the end of the performance cycle, the participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company's performance over that portion of such cycle.

          In the event of a Change in Control, a participant shall earn no less than the portion of the performance award that the participant would have earned if the performance cycle(s) had terminated as of the date of the Change in Control.

10.  Withholding Taxes.
     -----------------

          The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of Shares under the Plan, or to retain or sell without notice a sufficient number of the Shares to be issued to such grantee to cover any such taxes, provided that the Company shall not sell any such Shares if such sale would be considered a sale by such grantee for purposes of Section 16 of the Exchange Act that is not exempt from matching thereunder.

11.  Written Agreement; Vesting.
     --------------------------

          Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise, no grant under this Plan may be exercised within six months of the date such grant is made.

12.  Transferability.
     ---------------

          Except as set forth in the next sentence of this Section 12, and unless the agreement pursuant to which a grant is made provides otherwise, an option, tandem SAR, performance award, or restricted stock granted under the Plan shall not be transferable by an employee other than by operation of a death beneficiary designation made by the employee in accordance with rules established by the Committee, by will or the applicable laws of descent and distribution and shall be exercisable during the employee's lifetime only by him or her or his or her guardian or legal representative if the employee is legally incompetent. Notwithstanding the foregoing, except to the extent that it would cause the Plan to fail to meet the conditions required to be met under Rule 16b-3 under the Exchange Act, the Committee shall have the power and authority to provide, as a term of any Nonqualified Stock Option granted under the Plan, that such Nonqualified Stock Option may be transferred without consideration by the Non-Employee Director or the optionee, as applicable, to a member or members of his or her immediate family (i.e., a child, children, grandchild, grandchildren or spouse) and/or to a trust or trusts for the benefit of an immediate family member or family members.

13.  Listing and Registration.
     ------------------------

          If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award, or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award paid out and no Shares issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14.  Transfer of Employee.
     --------------------

          Transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, and from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15.  Adjustments.
     -----------

          In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property reserved for issuance under the Plan, in the number and kind of Shares or other property covered by grants made under the Plan, and in the exercise price of outstanding options. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding options, SARs performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

16.  Termination and Modification of the Plan.
     ----------------------------------------

          The Board of Directors, without further approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code.

17.  Amendment or Substitution of Awards under the Plan.
     --------------------------------------------------

          The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any award under the Plan. However, the Committee may not reduce the exercise price of an outstanding option. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan.

          The Committee may amend or modify the grant of any outstanding option, tandem SAR, performance award, or restricted stock in any manner to the extent that the Committee would have had the authority to make such grant as so modified or amended, including without limitation to change the date or dates as of which (i) an option or SAR becomes exercisable, (ii) a performance award is to be determined or paid, or (iii) restrictions on Shares are to be removed. No modification may be made that would materially adversely affect any grant previously made under the Plan without the approval of the grantee. The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Company or that may be authorized or made desirable by such laws.

18.  Commencement Date; Termination Date.
     -----------------------------------

          The Board and the stockholders initially approved the Plan as of June, 1995. In August 1996, the Board approved an amendment and restatement of the Plan, which the stockholders approved in February 1997. In November 1997, the Board approved a second amendment and restatement of the Plan, which the stockholders approved in February 1998. In November 1998, the Board approved a third amendment and restatement of the Plan. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on May 31, 2005. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any grant of options or other incentives theretofore granted under the Plan.

                          STOCK OPTION PLAN PROPOSAL


TERM

          The Plan will terminate on May 31, 2005 unless sooner terminated by the Board. Termination of the Plan will not affect grants made prior to termination, but no grants will be made after termination.

ADMINISTRATION

          The Plan is administered by the Committee. Subject to the terms of the Plan, the Committee has authority to (i) select employees to participate in the Plan, (ii) determine the form of grants and the conditions and restrictions, if any, subject to which grants will be made and become payable under the Plan,
(iii) construe and interpret the Plan, and (iv) adopt, amend or rescind such rules and regulations and make such other determinations for carrying out the Plan, as the Committee deems necessary or appropriate.

ELIGIBILITY

          Directors, officers and key employees of the Company and its subsidiaries selected by the Committee may participate in the Plan. Selection for participation with respect to one form of award under the Plan does not automatically result in selection for participation with respect to other forms of awards under the Plan unless such result is specified by the Committee or by the terms of the Plan.

                               BWAY CORPORATION
                         8607 ROBERTS DRIVE, SUITE 250
                            ATLANTA, GEORGIA  30350

                                     PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS


   The undersigned hereby appoints John M. Casey and Blair G. Schlossberg, and each of them, proxies, with power of substitution and revocation, acting together or, if only one is present and voting, then that one, to vote the stock of BWAY Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on February 19, 1999 and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, as designated herein and authorizes the proxies to vote in accordance with the recommendations of the Company's management upon such other business as may properly come before the Annual Meeting of Stockholders.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

1. Election of directors.
                           [_] FOR ALL    [_] WITHHELD ALL   [_] FOR ALL EXCEPT
   Nominees:  James W. Milton, John E. Jones and John W. Puth

  (TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE OUT THAT NOMINEE'S
NAME.)

2. Approval of the third amendment and restatement of the Company's 1995 Long-Term Incentive Plan.

                             [_] FOR     [_] AGAINST    [_] ABSTAIN

3. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants.

                             [_] FOR     [_] AGAINST    [_] ABSTAIN

                     (Continued and to be signed and dated on the reverse side.)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

                                         Please date and sign exactly as names
                                         appear on this Proxy. Joint owners
                                         should each sign. Trustees, executors,
                                         etc. should indicate the capacity in
                                         which they are signing.

                                         DATED:___________________________, 1999

                                         SIGNATURE(S):__________________________
[_] CHECK HERE IF YOU PLAN TO ATTEND
    THE ANNUAL MEETING.                  _______________________________________

[_] CHECK HERE FOR ADDRESS CHANGE.

    NEW ADDRESS